December 2014 Wells Fargo

Company Representatives 2 Mark Fischer Chief Executive Officer Earl Reynolds President & Chief Operating Officer Joe Evans Chief Financial Officer John Wehrle SVP Business Development and Finance

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, the impact of hurricanes and other natural disasters on our present and future operations, the impact of government regulation, and the operating hazards attendant to the oil and natural gas business. In particular, careful consideration should be given to cautionary statements made in the various reports we have filed with the Securities and Exchange Commission. We undertake no duty to update or revise these forward-looking statements. Forward-Looking Statements 3

Chaparral: Overview

2014 3Q Highlights 5 55%30% 15% Q3 2014 Production by  Product Oil Gas NGLs Net Production Q3 2014 Q3 YTD 2014 Oil (MBbls) 1,528 4,471 Gas (MBoe) 831 2,630 NGLs (MBbls) 408 1,116 Total (MBoe) 2,767 8,217  Q3 production volume increase of 12% year over year to 30.1 Mboe/d (Proforma for asset sales Q3 growth was 30%)  Q3 capital expenditures of $184 million  Exceptional operational execution • Rig Released 40 new wells during the quarter - 11 NOMP - 2 EOR - 7 Marmaton - 15 Verticals - 1 Oswego - 4 Other  Burbank response of 600-700 boe per day  Achieving objective of becoming pure Mid-Continent player • Through Q3 2014 we’ve sold nearly $265mm in assets and anticipate that will increase to $300mm by year end • Redeploying capital for Mid-Continent development

Strong Track Record of Growth 6 Production (Boe) / Day EBITDA ($mm) Reserves (Mmboe) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2009 2010 2011 2012 2013 Q3 YTD 2014 $224  $288  $313  $337  $389  $346  $ M M - 20 40 60 80 100 120 140 160 180 200 2009 2010 2011 2012 2013 142  149  156  146  158  Overview - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2010 2011 2012 2013 Q3 YTD 2014 11,214  13,831  15,881  13,715  16,377  10,841  9,882  9,033  9,247  9,634  3,729  4,088  Oil Gas NGL  Core Operating Area – Mid-Continent Region  Key Plays – NOMP, Panhandle Marmaton, Woodford and EOR  Oil Focused (Reserves – 68% oil / liquids)  Strong future growth potential  Prudent balance sheet and liquidity  Key Growth Drivers • Repeatable Resource Plays • CO2 Enhanced Oil Recovery 22,055 23,713 24,914 26,691 30,099

Our Position  500,000 net surface acres  Portfolio poised to deliver double digit growth  Oil-rich portfolio with focus on high return, oil leveraged plays  Significant inventory of repeatable drilling opportunities • 27 year drilling life with 10 rigs running (NOMP and Marmaton)  Long-term stable oil and cash flow growth from EOR  3Q YTD Production – 30.1 mboepd (68% liquids) Mid-Continent Focus – The Next Untold Story 7

Mid-Continent Advantages • Prolific hydrocarbon producing basin • Numerous reservoirs with stacked pay potential for horizontal drilling • Material infrastructure for enhanced execution • Lower historical oil differentials • Industry friendly environment  Constructive regulatory environment  Potential to increase acreage through pooling Why Mid-Continent – The Next Untold Story 8 lan dm as s Amarillo-Wichita Uplift La nd ma ss Sh all ow S ea s Sh all ow S ea s Ft. Worth Basin Anadarko Basin Midland BasinDelaware Basin

Leader Among Mid-Continent Peers in Oil Production 9 Percentage of 3Q 2014 Oil Production $300 0% 10% 20% 30% 40% 50% 60% Chap MPO NFX SD* JONE XEC 55% 42% 39% 38% 28% 28% Sources: Company 3rd Quarter filings 2014 * 2nd quarter filings used due to delayed publication of 3Q financial information

Chaparral ENERGY

Favorable Reserve Life Comparison

- Long reserve life index of 14.3x
- Deep inventory of low-risk development drilling
  - 27 year drilling life with 10 rigs running in NOMP and Marmaton only
  - EOR Development

R/P Comparison with Average R/P of Public E&P Companies


16.0x
15.0x
14.0x
13.0x
12.0x
11.0x
10.0x
14.3x
13.6x
13.6x
12.6x
12.4x
12.1x
11.9x
Chaparral
Liquids Heavy (>60%)
Pure Play
Growth (YoY>15%)
Mid Cap
Mid-Con
Diversified

***R/P** assumes 2013 YE Reserves and 2014E total production*

<u>Peer Group Definitions:</u>

***Pure Play** public companies have >70% of total production in their primary play: 45 companies*
***Liquids Heavy** public companies have >60% liquids production: 33 companies*
***Growth** public companies have YoY (2014E over 2013) production growth >15%: 39 companies*
***Mid Cap** public companies have an equity market cap between $2B and $6B: 22 companies*
***Mid-Continent:** 3 public companies: SD, MPO, JONE*
***Diversified** public companies produce in multiple plays and have <30% of total production in their primary play: 22 companies*

Source: Company Filings and CAP IQ

10

 Disciplined allocation of capital across the portfolio targets highest return projects High Netbacks and All-in Returns are Key Focus 11 EBITDA / BOE reflects 2014 estimates Peer Group Definitions: Pure Play public companies have >70% of total production in their primary play: 45 companies Liquids Heavy public companies have >60% liquids production: 33 companies Growth public companies have YoY (2014E over 2013) production growth >15%: 39 companies Mid Cap public companies have an equity market cap between $2B and $6B: 22 companies Mid-Continent: 3 public companies: SD, MPO, JONE Diversified public companies produce in multiple plays and have <30% of total production in their primary play: 22 companies $- $10.00 $20.00 $30.00 $40.00 $50.00 Liquids Heavy (>60%) Chaparral Growth (YoY>15%) Pure Play Mid-Con Diversified Mid Cap $46.69  $43.07  $38.09  $38.09  $36.24  $33.71  $33.58  Average EBITDA / BOE Source: Company Filings and CAP IQ

• Large and stable base of PDP asset value • Inclining EOR production profile and low decline portfolio of legacy production provides support and asset protection to multi-year growth inventory in a down pricing environment Low PDP Decline Rate 12 -19% -32% -34% -36% -40% -30% -20% -10% 0% Chaparral Bakken* Wolfcamp* Eagleford* PDP Decline Rate * Assumptions • 1 rig line (12 wells/year, 1 well/mo) for 3 years • No capital starting in year 4 • PDP Decline in year 5 over year 4

NOMP/ Meramec Marmaton and Oswego Core Plays Net Surface Acres: 252,833 Gross Drilling Locations: 2,548 Net Surface Acres: 104,000 (Marmaton), 109,718 (Oswego) Gross Drilling Locations: 730 (Marmaton), 1,107 (Oswego) 13 Woodford Net Surface Acres: 164,206 Gross Drilling Locations: 2,433 Cana SCOOP Arkoma Central Meramec NOMP EOR Q3 2014 Net Daily Production (boe/d): 8,080 Total Resource Potential: 213 Mmboe Burbank Area Panhandle  Area Central OK Area Marmaton Meramec  Shale Oswego

Stacked High Quality Oil Plays
NOMP, Oswego & Woodford



Chaparral Acreage
KS
OK
TX

Much of Chaparral's Mid-Continent acreage is located within a stacked pay environment

NOMP – 252,883 Prospective Acres

Woodford – 164,206 Prospective Acres

Oswego – 109,718 Prospective Acres

Net Surface Acres of Stacked Pay
- **Oswego/Miss/Woodford ~ 105,000**
- **Miss/Woodford ~ 150,000**
- **Oswego/Miss ~ 110,000**
- **Oswego/Woodford ~ 100,000**

14

Multiple Mid-Continent Pay Zones 15 Industry Horizontal Drilling Targets

Horizontal Drilling Inventory and Play Resource Potential 16 Total (2) Oil Rich (3) Gas Rich (3) Play Net Acres(1) Gross  Locations Resource (mmboe) Gross  Locations Resource (mmboe) Gross  Locations Resource (mmboe) NOMP/Meramec  Shale(3) 252,883 2,548 247 1,172 123 1,376 124 Panhandle  Marmaton 104,000 730 62 730 62 ‐ ‐ Woodford  164,206 2,433 222 1,917 150 516 72 Oswego 109,718 1,107 77 1,107 77 ‐ ‐ Other Horizontal N/A 152 20 46 4 106 16 Other Vertical N/A 1,218 47 670 21 548 26 Grand Total 646,808 8,237 675 5,691 437 2,546 238 Inventory Life (NOMP and Panhandle Marmaton) Number of Rigs 10 15 20 Inventory Life (Years) 27 18 14 (1) Acreage is duplicated for stacked plays (2) Inclusive of proved undeveloped reserves (3) Note: Gas vs. Oil: NOMP based on GOR 6,000:1

Capital Budget ($mm) 17 Component 2011 2012 2013 Q3 YTD 2014 2014 Revised Budget 2014B Allocation % Drilling $172 $239 $269 $294 $396 59% EOR 86 187 $128 $134 $149 22% Enhancements 32 20 $22 $18 $18 3% Acquisitions 17 48 $209 $51 $50 7% Other (P&E, Capitalized G&A, etc) 28 37 $42 $40 $58 9% Total $336 $531 $670 $537 $671 100% Key Drilling Areas Capital (*) Wells NOMP $156 43-47 Panhandle Marmaton 134 30-34 Woodford 20 3-5 Other 86 Total $396 EOR Field Capital N. Burbank $82 Panhandle Area 55 Other 12 Total $149 *Includes both Operated and Non‐Operated Wells 2014 Capital Allocation

Expected Returns in our Core Areas 18 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Play IRRs (1)  ‐  5,000  10,000  15,000  20,000  25,000 CXO SD CHAP * AR MPO JONE ROSE 22,000  8,000  7,019  5,244  3,300  2,542  1,452  Gross Unrisked Drilling Locations *Chaparral’s Plays in red (1) Selected data from Credit Suisse Research and Analytics using futures strip as of 9/24/2013 (2) Management Type Curve Source: Company presentations as of August  2014 * ‐ Horizontal Only

158 225 220 57 76 198 84 1,018 0 200 400 600 800 1000 1200 2013 Proved Reserves NOMP/ Meramec Shale Woodford Marmaton Oswego EOR Other Total M M b o e Over 1 BBOE Reserve and Inventory Upside Potential 19

NOMP Resource Potential

Northern Oklahoma Mississippi Play (NOMP) 21  252,883 net acres including the  Meramec shale   Principally carbonate in north, and  develops into carbonate/shale  sequence as the play moves south  Multiple benches with ongoing  development  Approximately 250 MMBoe of  potential recovery  ~ 2,500 un‐risked drilling locations  (on 3‐4 wells per section spacing)  Chaparral has drilled/participated in  over 130 horizontal wells  2014 Operated Expectations: ‐ Averaged 5 rigs (will exit year  with 6 rigs) ‐ $157 million in capital ‐ 48 wells Overview NOMP Asset Map OK TX KS Chaparral Acreage

NOMP Carbonate Economics 22 • EUR: 352 Mboe • Oil %: 40‐50% • D&C cost: $3.3 ‐ $3.7 million Oil • EUR: 154 MBbl • IP (30 Day) 155 BOPD • Initial Decline: 73% • b Factor: 1.5 Wet Gas • EUR: 1,190 MMCF • IP (30 Day) 1,044 MCFD • Initial Decline: 73% • b Factor: 1.5 NGLs(a) • EUR: 60 MBBL • IP (30 Day) 59 BOPD • NGL Yield: 50 BBLS/MMCF • Gas Shrink Factor: 75% Type Curve Parameters (a) After processing shrink 20% 30% 41% 54% 68% 0% 10% 20% 30% 40% 50% 60% 70% 80% $70/ $3.5 $80/ $4 $90/ $4.5 $100/ $5 $110/ $5.5 R O R   % Rate of Return versus Wellhead Pricing 0 200 400 600 800 1000 1200 1400 0 50 100 150 200 250 0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 B O P D PRODUCTION DAYS NOMP TYPE CURVES(1) EUR = 352 MBOE OIL BOPD GAS MCFD M C FD % EUR per Yr. Yr. 1 – 18% Yr. 2 – 9% Yr. 3 – 6% Yr. 4 – 5% (1) Management Estimate

NOMP/Meramec Well Performance 23 OK TX KS 12 3 4 9 8 5 6 10 11 12 13 7 12 3 4 9 8 5 6 10 11 12 13 7 Meramec Shale Chaparral Acreage OPERATOR WELL 30‐DAY IP 1 CHAPARRAL GLADYS 3H‐25 1,292 Boe/d 2 CHAPARRAL KUDU 1H‐21 513 Boe/d 3 CHAPARRAL CENTIPEDE 1H‐15 876 Boe/d 4 CHAPARRAL LEE 1MH‐1 711 Boe/d 5 CHAPARRAL DOLEZAL 1H‐15 185 MBO (1) 6 CHAPARRAL SALT CREEK 1H‐10 126 Boe/d 7 CHAPARRAL DU CARDINAL 1MH‐27 1,076 Boe/d 8 B&W BODE 1‐2H  471 Boe/d 9 ARP  SALUKI 2‐4H 683 Boe/d 10 LONGFELLOW HLADIK 15‐M4H 1,884 Boe/d 11 NEWFIELD  KRETCHMAR 1H‐2W  772 Boe/d 12 MIDSTATES LONGHURST 3H‐34 2,559 Boe/d 13 NEWFIELD YOST 1H‐18X 854 Boe/d (1) Represents cumulative production from unstimulated well drilled in 2001 and 2,200’ lateral

0 50 100 150 200 250 300 350 400 Average - 24 Wells 346 3 0 D a y   I P   R a t e   ( B O E P D ) 0 2 4 6 8 10 12 14 < 200 200 - 350 350 - 500 500 - 800 800 + 3 6 6 7 6 6 7 5 6 0 N u m b e r   o f   W e l l s 2013 2014 YTD 9 NOMP 2013 and 2014 YTD Results 24 Type Curve: 329 1313 11 6 30 – Day IP Rate (BOEPD) 2013 – 28 wells 2014 YTD – 24 wells

NOMP Growth 25 Production (Boe) / Day Net Acres* - 50 100 150 200 250 300 2012 2013 Q3 2014 175  210  253  N e t   A c r e s   ( 0 0 0 ) - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2012 2013 2014 YTD 787  2,150  3,713  576  1,715  3,097  B o e / D a y Liquids Gas 6,810 3,865 1,363 * Totals include Meramec Acreage

Marmaton Resource Potential

Marmaton Play 27  The Marmaton Play is another key  oil resource consisting of multiple  carbonate benches with ongoing  development  Largest operator in play  104,000 net acres  730 unrisked drilling locations  Approximately 60 MMBoe of  potential recovery  Chaparral has drilled/participated in  63 wells and also acquired 68 wells  from Cabot  2014 Operations: ‐ Averaged 2.5 rigs (will exit year  with 2 rigs) ‐ $125 million in capital ‐ 30 wells Overview Marmaton  Asset Map Chaparral Acreage Non-Core Core OK TX KS

Marmaton Economics 28 Type Curve Parameters • EUR: 143 Mboe • Liquids 93% / Oil %: 80% • D&C cost: $3.0 ‐ $3.4 million Oil • EUR: 115 MBbl • IP (30 Day) 201 BOPD • Initial Decline: 82% • b Factor: 1.146 Wet Gas • EUR: 102 MMCF • IP (30 Day) 178 MCFD • Initial Decline: 82% • b Factor: 1.146 NGLs(a) • EUR: 18 MBBL • IP (30 Day) 22 BOPD • NGL Yield: 179 BBLS/MMCF • Gas Shrink Factor: 59% (a) After processing shrink 11% 19% 28% 38% 49% 0% 10% 20% 30% 40% 50% 60% $70 / $3.5 $80 / $4 $90 /$ 4.5 $100 / $5 $110 / $5.5 R O R % Rate of Return versus Wellhead Pricing (1) Management Estimate 0 50 100 150 200 250 0 50 100 150 200 250 300 0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 B O P D PRODUCTION DAYS Panhandle Marmaton TYPE CURVES(1) EUR = 143 MBOE OIL BOPD GAS MCFD M C FD % EUR per Yr. Yr. 1 – 24% Yr. 2 – 12% Yr. 3 – 7% Yr. 4 – 5%

Marmaton Well Performance 29 Marmaton Well Performance Chaparral Acreage OK TX KS 2 3 4 8 7 5 9 10 11 12 1 13 14 6 OPERATOR WELL 30-DAY IP 1 CHAPARRAL NORA 49‐1H 580 BOEPD 2 CHAPARRAL THOMAS 1HX‐35 1072 BOEPD 3 CHAPARRAL 4 RED CATTLE 1‐23H 622 BOEPD 4 CHAPARRAL KILE 1‐7H 1414 BOEPD 5 CHAPARRAL LOWERY 2H‐14 482 BOEPD 6 CHAPARRAL KARBER 1H‐16 825 BOEPD 7 CHAPARRAL RANDOLPH 139‐1H 989 BOEPD 8 CHAPARRAL HARRISON 131‐1H 687 BOEPD 9 CHAPARRAL SELL 127‐1H 526 BOEPD 10 CHAPARRAL GARY GEORGE 10‐1H 462 BOEPD 11 CHAPARRAL GREENSTAR 1182‐1H 477 BOEPD 12 CHAPARRAL MARVIN 48‐1H 406 BOEPD 13 TAR CONNER UT 101H 389 BOEPD 14 TAR HADWIGER 101H 649 BOEPD

Oswego Play

Oswego Play 31  The Oswego Play is an exciting  resource for Chaparral  Oswego is Marmaton age and is  prevalent across Chaparral acreage  Successful historical vertical play  109,718 Net Acres  ~ 1,100 unrisked drilling locations  Approximately 80 MMBoe of  potential recovery  Chaparral has drilled/participated in 6  wells  2014 Operations: ‐ Averaged 1 rig for the year ‐ $25 million in capital ‐ 7 wells drilled  Chaparral Acreage KS OK TX Overview Oswego Asset Map Dover

Oswego (Dover) 32 • EUR: 331 Mboe • Oil %: 88% • D&C cost: $3.3 ‐ $3.7 million Oil • EUR: 291 MBbl • IP (30 Day) 200 BOPD • Initial Decline: 60% • b Factor: 1.4 Wet Gas • EUR: 241 MMCF • IP (30 Day) 186 MCFD • Initial Decline: 60% • b Factor: 1.4 NGLs(a) • EUR: 23 MBBL • IP (30 Day) 17 BOPD • NGL Yield: 94 BBLS/MMCF • Gas Shrink Factor: 80% Type Curve Parameters (a) After processing shrink 56% 74% 93% 125% 155% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% $70/ $3.5 $80/ $4 $90/ $4.5 $100/ $5 $110/ $5.5 R O R   % Rate of Return versus Wellhead Pricing 0 20 40 60 80 100 120 140 160 180 200 0 50 100 150 200 250 0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 B O P D PRODUCTION DAYS OSWEGO (DOVER) CURVES(1) EUR = 331 MBOE OIL BOPD GAS MCFD M C FD % EUR per Yr Yr. 1 – 13% Yr. 2 – 10% Yr. 3 – 7% Yr. 4 – 5% (1) Management Estimate

Oswego (Non-Dover) 33 • EUR: 196 Mboe • Oil %: 86% • D&C cost: $3.3‐ $3.7 million Oil • EUR: 168 MBbl • IP (30 Day) 115 BOPD • Initial Decline: 60% • b Factor: 1.4 Wet Gas • EUR: 168 MMCF • IP (30 Day) 115 MCFD • Initial Decline: 60% • b Factor: 1.4 NGLs(a) • EUR: 6 MBBL • IP (30 Day) 4 BOPD • NGL Yield: 36 BBLS/MMCF • Gas Shrink Factor: 80% Type Curve Parameters (a) After processing shrink 18% 24% 30% 38% 46% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $70/ $3.5 $80/ $4 $90/ $4.5 $100/ $5 $110/ $5.5 R O R   % Rate of Return versus Wellhead Pricing 0 20 40 60 80 100 120 140 0 20 40 60 80 100 120 140 0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 B O P D PRODUCTION DAYS OSWEGO (NON-DOVER) CURVES(1) EUR = 196 MBOE OIL BOPD GAS MCFD M C FD % EUR per Yr Yr. 1 – 13% Yr. 2 – 10% Yr. 3 – 7% Yr. 4 – 5% (1) Management Estimate

Oswego Well Performance 34 OPERATOR WELL 30 DAY IP 1st Production Year CHAPARRAL DOVER UNIT (OOID) #1OH-24 1,500 BOEPD 2013 CHAPARRAL DOVER UNIT (TRIAD) #1OH-12 244 BOEPD 2014 CHAPARRAL DOVER UNIT (LITHIUM) #1OH - 28 252 BOEPD 2014 CHAPARRAL DOVER UNIT (TRIFECTA) #1OH - 14 780 BOEPD 2014 CHAPARRAL POFU - NON-DOVER (BUSTER) #1OH-7 150 BOEPD 2014 0 1 2 < 200 200 - 350 350 - 500 500 - 800 800 + 1 2 1 0 2 0 1 4   N u m b e r   o f   W e l l s 0 50 100 150 200 250 300 350 Avg 4 Wells 333 3 0 D a y   I P   R a t e   ( B O E P D ) 30 – Day IP Rate (BOEPD) 2014 Well Performance

Woodford Shale Play

Woodford Shale Play 36  The Woodford Shale Play is a material  resource play and provides significant  upside  The Woodford Shale Play consists of well  defined productive regions  ~164,000 net acres   Central – 119,000  Cana – 34,000  SCOOP – 9,000  Arkoma – 1,600  Approximately 220 MMBoe of potential  recovery  2,433 unrisked drilling locations  Chaparral has drilled/participated in over  50 horizontal wells  2014 Operations: ‐ Currently running 1 rig ‐ $20 million in capital (1) ‐ 33 (1 operated) wells (1) Includes approximately $4M of completion capital  from 2013 drilling program Overview Woodford Asset Map Chaparral Acreage CANA SCOOP ARKOMA CENTRAL OK TX KS

Woodford Well Performance 37 OK TX KS Chaparral Acreage Woodford Well Performance CANA SCOOP ARKOMA CENTRAL 1 23 4 5 6 7 8 9 10 11 1 2 3 4 5 6 7 8 9 10 1 12 13 14 OPERATOR WELL 30‐DAY IP 1 DEVON ROTHER 1‐24H 1,404 BOEPD 2 CIMAREX BOMHOFF 1H‐11X 1,757 BOEPD 3 CIMAREX DRAPER 1‐25H 3,228 BOEPD 4 NEWFIELD/DC P OKARCHE 1H‐12X 869 BOEPD 5 CONTINENTAL MILLS 1‐21H 872 BOEPD 6 CONTINENTAL LYLE 1‐30H 1,294 BOEPD 7 DEVON LECK 1‐16H 1,154 BOEPD 8 DEVON THOMAS 1‐8WH 260 BOEPD 9 DEVON WINNEY 1‐5H 432 BOEPD 10 PLYMOUTH MARCELLA 1‐36H 735 BOEPD 11 PLYMOUTH THOMPSON 2‐6H 415 BOEPD 12 DEVON WALKING WOMAN ‐ 8 Wells in 2014 1,167 BOEPD  (AVG) 13 PLYMOUTH BOLENBAUGH 1‐7H 463 BOEPD 14 DEVON CROSSFIELD 28‐1WH 529 BOEPD

0 100 200 300 400 500 600 700 0 20 40 60 80 100 120 140 160 180 200 0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 B O P D PRODUCTION DAYS Central Woodford TYPE CURVES(1) EUR = 246 MBOE OIL BOPD GAS MCFD M C FD Central Woodford Economics 38 Type Curve Parameters • EUR: 246 Mboe • Oil %: 60‐70% • D&C cost: $3.2 ‐ $3.7 million Oil • EUR: 150 MBbl • IP (30 Day) 168 BOPD • Initial Decline: 74% • b Factor: 1.4 Wet Gas • EUR: 523 MMCF • IP (30 Day) 585 MCFD • Initial Decline: 74% • b Factor: 1.5 NGLs(a) • EUR: 26 MBBL • IP (30 Day) 29 BOPD • NGL Yield: 50 BBLS/MMCF • Gas Shrink Factor: 80% (a) After processing shrink 22% 29% 38% 48% 58% 0% 10% 20% 30% 40% 50% 60% 70% $70 / $3.5 $80 / $4 $90 /$ 4.5 $100 / $5 $110 / $5.5 R O R   % Rate of Return versus Wellhead Pricing (1) Management Estimate % EUR per Yr Yr. 1 – 16% Yr. 2 – 10% Yr. 3 – 7% Yr. 4 – 5%

CO2 EOR is a Major Part of Chaparral’s Growth Story

Leader in the CO2 EOR Industry 40 Chaparral is the third-most active CO2-EOR operator in the U.S. Source: April 2014 Oil & Gas Journal Survey of Operators 3 32 # of Active Producer CO2-EOR Projects 33 25 7 6 5 4 4 3 3 Total 136 Others 3 8

Chaparral ENERGY

CO_2 EOR Focused Areas

Overview

- CO_2 Project Inventory
  - 9 Units Injecting (1P Reserves)
  - 39 Inventory (2P & 3P Reserves)
- CO_2 Infrastructure – 473 Miles
- CO_2 supply
  - 100% Anthropogenic
  - 76 MMscf/d
- Financials
  - CO_2 EOR Business Unit currently cash flow positive


Panhandle Area
Burbank Area
KANSAS
Arkalon Ethanol Plant
Coffeyville Fertilizer Plant
Booker Area
North Burbank
Camrick
Koch Fertilizer Plant
Farnsworth
Agrium Fertilizer Plant
OKLAHOMA
Central Oklahoma Area
NW Velma Hoxbar
TEXAS

- Chaparral Active CO_2 Field
- Chaparral CO_2 Inventory
- Chaparral CO_2 Pipelines
- Third-party CO_2 Pipelines
- CO_2 Source Locations

Total OOIP	3,041 MMbo
Primary Production	533 MMbo
Secondary Recovery	449 MMbo
Tertiary Potential	364 MMbo
Net Tertiary Potential	213 MMbo

41

Proven Track Record of CO2 EOR Performance 42 Field CO2 Injection  Start Production at  Start of Injection  (BOPD) Oct. 2014  Production (BOPD) Uplift  EUR (MMBOe) Panhandle Area Camrick 2001 103 1,171 8.0 N. Perryton 2006 21 640 3.4 Bookers (3) 2009 9 1,044 2.0 Farnsworth 2010 139 1,981 7.5 Central Oklahoma NW Velma Hoxbar 2010 78 276 1.2 Burbank Area Burbank 2013 1,372 1,873 88.3 Total: 1,722 6,985 110.4

Total EOR “Uplift” Growth 43 - 1,000 2,000 3,000 4,000 2011 2012 2013 2014E 1,624  2,185  2,757  3,704  “ U p l i f t ”   N e t   B O / D a y

North Burbank CO2 EOR Development

Burbank Area Overview 45  Chaparral’s North Burbank unit is its  largest EOR field   CO2 injection started in June 2013  Oklahoma’s largest unit with over  820 Mmbo OOIP and 320Mmbo  cumulative production to date  2014 Expectations:  $82 million in capital ‐ Drill 20 wells ‐ 120 workovers ‐ Phase 2 facility expansion North Burbank Overview Burbank Area Asset Map Total OOIP 1,163 MMBbls Primary Production       239 MMBbls Secondary Recovery     211 MMBbls Tertiary Potential  119 MMBbls Net Tertiary Potential   100 MMBbls  Anthropogenic CO2 from fertilizer plant  68.3 miles of 8” pipeline  19,500 HP compression facility  Commenced CO2 injection in June 2013  with current rate at 45 mmcfpd Coffeyville CO2 System

100 1,000 10,000 100,000 1,000,000 100 1,000 10,000 100,000 1,000,000 1920 1930 1940 1950 1960 1970 1980 1990 2000 2010 2020 2030 G r o s s   B o e / D Primary Development Secondary Development Tertiary Development North Burbank CO2-EOR Flood 46 +13000 “Waterflood” “CO2 EOR”

North Burbank Unit – Gross Production 47 Facility Constraints being remedied.

Financial Overview

Financial Metrics per BOE 49 Production (Boe) / Day LOE / Boe EBITDA / BoeG&A / Boe - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2011 2012 2013 Q3 YTD 2014 B* 11,701  12,464  13,715  16,377  17,429  9,882  9,032  9,247  9,634  8,499 2,129  3,415  3,729  4,088  3,570  B o e / d a y Liquids Gas NGL 23,713 24,914 26,691 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2011 2012 2013 Q3 YTD 2014 B* $14.03  $14.36  $14.35  $13.83  $13.00  $ / B O E $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2011 2012 2013 Q3 YTD 2014 B* $4.86  $5.46  $5.53  $5.26  $5.25  $ / B O E $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2010 2011 2012 2013 Q3 YTD $35.56 $35.98 $37.03 $39.93 $42.05 $ / B O E 30,099 29,500 *2014 B based on Midpoint of guidance

Hedge Portfolio 50 Percentage of 2Q – 4Q14E Production Hedged 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% CHAP NFX SD JONE MPO XEC 96% 73% 68% 64% 64% 25% Approximate Percentage of 2015E Production  Hedged 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% CHAP NFX JONE MPO SD XEC 84% 50% 42% 41% 32% Source: Barclay’s Research – Oil and Gas Update  6/6/14 and company presentations (*) – average realized price using 12-04-2014 NYMEX – average of $67.68 for 2015 and $70.20 for 2016 MTM as of 11-30-2014: $172.9 MM asset % of Total Proved Reserves Hedged (as of Sept 30, 2014)

Financial Flexibility to Execute Strategy 51 Net Debt / EBITDA Liquidity ($mm) $325 $300 $400 0 100 200 300 400 500 600 2013 2016 2017 2018 2019 2020 2021 2022 $327  $300  $400  $550  0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 2009 2010 2011 2012 2013 Q3 2014 4.9x 3.2x 3.3x 3.9x 3.5x 3.6x $- $100 $200 $300 $400 $500 $600 2009 2010 2011 2012 2013 Q3 2014 $77  $429  $407  $504  $376  $272   No senior note maturities before 2020  Hedge positions in place to secure cash flow in  near term  As of November 1, 2014 our borrowing base  under our senior secured revolving credit facility  was increased to $650mm Current Maturity Profile ($mm)

2014 Guidance 52 Operating Statistics 2014 Guidance Capital Expenditures ($MM) $656 - $683 Production (MMBoe) 10.6 – 11.0 General and Administrative $5.00 - $5.50/Boe Lease Operating Expense $12.75 -$13.25/Boe

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